FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 12, 1996



                            Phase-Out of America, Inc.
             (Exact Name of registrant as specified in its charter)

  Delaware                 33-23169-NY & 33-18099-NY            11-2873662
(State or other              Commission File Number            (IRS Employer
jurisdiction                                                  Identification No.
of incorporation)


                     140 Broadway, Lynbrook, New York 11563
               (Address of principal executive offices, Zip Code)

Registrants telephone number, including area code (516) 599-1900


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Item 4.  Change in Registrant's Certifying Accountant

     On January 12, 1996 the Company informed Stewart W. Robinson ("Robinson"), certified public accountants, that effective January 12, 1996 the Board of Directors of the Company (including the Audit Committee thereof) had determined not to continue the engagement of Robinson as the registrant's independent certified public accountant. Effective January 15, 1996 the registrant engaged Raich, Ende, Malter, Lerner & Co. ("Raich") as the Company's new independent certified public accountants to audit the registrant's financial statements (beginning with the fiscal year ended December 31, 1995) and to assist the registrant in the preparation of its annual, quarterly and other reports under the Securities Exchange Act of 1934, as amended.

     Robinson's reports on the financial statements for each of the past two fiscal years of the registrant ended December 31, 1993 and December 31, 1994, respectively ("Applicable Fiscal Years"), did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Applicable Fiscal Years and during the interim period since December 31, 1994, there was no disagreement between the registrant and Robinson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Robinson, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     During the Applicable Fiscal Years and during the Interim Period from December 31, 1994 to January 12, 1996 Robinson did not (A) advise the registrant that the internal controls necessary for the registrant to develop reliable financial statements did not exist, (B) advise the registrant that information had come to the attention of Robinson that led it to no longer be able to rely on the representations of the registrant's management or that has made Robinson unwilling to be associated with the registrant's financial statements, (C) advise the registrant of the need to expand significantly the scope of its audit or that information had come to the attention of Robinson during the Applicable Fiscal Years and during such interim period that if further investigated, (1) might materially impact the fairness or the reliability of either a previously issued audit report or the underlying financial statements, or the financial statement issued (or to be issued) covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or
(2)  cause  Robinson  to  be  unwilling  to  rely  on   representations  of  the
registrant's management or be associated with the registrant's financial statements and (D) advise the registrant that information has come to the attention of Robinson that Robinson concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued (or to be issued) covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     As stated above, the registrant has engaged, effective as of January 15, 1996, Raich as it new principal independent accountant to audit the registrant's financial statements (beginning with the fiscal year ended December 31, 1995) and to assist in the preparation of annual, quarterly and other reports. Prior to such engagement the registrant (including any of its representatives or agents) did not consult with representatives of Raich regarding the application of accounting principles to a specified transaction (either completed or proposed); or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advise was provided, that Raich concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 7.  Financial Statements and Exhibits.

4(a)     Letter from Stewart W. Robinson


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Phase-Out of America, Inc.
                                        ---------------------------------
                                                   (Registrant)

Date:  February 5, 1996
                                                /s/  IRWIN PEARL
                                        ---------------------------------
                                             Irwin Pearl, President